HOUSEHOLD FINANCE CORPORATION AND SUBSIDIARIES

Selected consolidated financial statements and selected owned and managed financial information with respect to the operations of Household Finance Corporation as of and for the years ended December 31, 2000 and 1999.

1)       Consolidated Statements of Income - Owned Basis

In millions.
Year ended December 31                                        2000        1999
-------------------------------------------------------------------------------
                                                       (unaudited)
Finance income                                           $ 6,438.3   $ 5,139.8
Other interest income                                         58.0        67.3
Interest  expense                                          2,895.2     2,152.7
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Net interest margin                                        3,601.1     3,054.4
Provision for credit losses on owned receivables           1,564.2     1,407.4
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Net interest margin after provision for credit losses      2,036.9     1,647.0
-------------------------------------------------------------------------------
Securitization revenue                                       932.8       794.9
Insurance revenue                                            394.8       357.7
Investment income                                            159.0       154.4
Fee income                                                   361.0       414.1
Other income                                                 108.5       164.9
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Total other revenues                                       1,956.1     1,886.0
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Salaries and fringe benefits                                 955.4       824.5
Sales incentives                                             193.6       140.4
Occupancy and equipment expense                              239.0       218.8
Other marketing expenses                                     191.3       158.6
Other servicing and administrative expenses                  207.3       252.0
Amortization of acquired intangibles and goodwill            147.0       143.3
Policyholders' benefits                                      231.7       224.7
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Total costs and expenses                                   2,165.3     1,962.3
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Income before income taxes                                 1,827.7     1,570.7
Income taxes                                                 642.2       550.8
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Net income                                               $ 1,185.5   $ 1,019.9
===============================================================================

2)    Consolidated Balance Sheets

In millions, except share data.
At December 31                                                 2000       1999
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Assets                                                   (unaudited)
Cash                                                        $ 269.5  $ 1,487.2
Investment securities                                       3,217.4    2,257.2
Receivables, net                                           50,498.5   38,187.6
Advances to parent company and affiliates                     504.6      691.8
Acquired intangibles and goodwill, net                      1,426.0    1,572.9
Properties and equipment, net                                 368.0      360.3
Real estate owned                                             332.1      266.6
Other assets                                                1,975.0    1,991.6
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Total assets                                             $ 58,591.1 $ 46,815.2
===============================================================================
Liabilities and Shareholder's Equity
Debt:
     Commercial paper, bank and other borrowings          $ 8,829.4  $ 8,780.2
     Senior and senior subordinated debt (with original
        maturities over one year)                          40,575.9   30,383.6
-------------------------------------------------------------------------------
Total debt                                                 49,405.3   39,163.8
Insurance policy and claim reserves                           891.8    1,077.2
Other liabilities                                             944.8      643.0
-------------------------------------------------------------------------------
Total liabilities                                          51,241.9   40,884.0
Common shareholder's equity:
     Common  stock,  $1.00  par  value,  1,000  shares  authorized,  issued  and outstanding at December 31, 2000 and 1999, and additional
        paid-in capital                                     3,503.3    2,955.5
     Retained earnings                                      3,813.8    3,053.3
     Accumulated other comprehensive income (loss)             32.1      (77.6)
-------------------------------------------------------------------------------
Total common shareholder's equity                           7,349.2    5,931.2
-------------------------------------------------------------------------------
Total liabilities and shareholder's equity               $ 58,591.1 $ 46,815.2
===============================================================================

3)   Receivables and loss reserves

In millions.
At December 31                                          2000           1999
--------------------------------------------------------------------------------
                                                  (unaudited)
Real estate secured                             $   30,147.9    $   21,229.7
Auto finance                                         1,643.0         1,225.5
MasterCard/Visa                                      4,495.0         2,956.8
Private label                                        4,588.1         5,347.5
Other unsecured                                      8,887.2         6,815.3
Commercial                                             508.1           675.3
-----------------------------------------------------------------------------
Total owned receivables                             50,269.3        38,250.1
Accrued finance charges                              1,095.9           698.0
Credit loss reserve for owned receivables           (1,603.9)       (1,470.7)
Unearned credit insurance premiums
    and claims reserves                               (622.3)         (479.4)
Amounts due and deferred from receivables sales      2,360.9         1,927.0
Reserve for receivables serviced with
    limited recourse                                (1,001.4)         (737.4)
-----------------------------------------------------------------------------
Total owned receivables, net                        50,498.5        38,187.6
Receivables serviced with limited recourse          18,923.3        12,711.8
-----------------------------------------------------------------------------
Total managed receivables, net                  $   69,421.8    $   50,899.4
=============================================================================

The outstanding balance of receivables serviced with limited recourse consisted of the following:

In millions.
At December 31                                          2000            1999
-------------------------------------------------------------------------------
                                                  (unaudited)
Real estate secured                             $    1,457.8     $   2,273.6
Auto finance                                         2,712.7         1,806.3
MasterCard/Visa                                      9,311.7         3,610.4
Private label                                        1,650.0         1,150.0
Other unsecured                                      3,791.1         3,871.5
-------------------------------------------------------------------------------
Total                                           $   18,923.3      $ 12,711.8
==============================================================================

The combination of receivables owned and receivables serviced with limited recourse, which we consider our managed portfolio, is shown below:

In millions.
At December 31                                          2000            1999
------------------------------------------------------------------------------
                                                  (unaudited)
Real estate secured                             $   31,605.7      $  23,503.3
Auto finance                                         4,355.7          3,031.8
MasterCard/Visa                                     13,806.7          6,567.2
Private label                                        6,238.1          6,497.5
Other unsecured                                     12,678.3         10,686.8
Commercial                                             508.1            675.3
-----------------------------------------------------------------------------
Managed receivables                             $   69,192.6      $  50,961.9
=============================================================================

The following table sets forth the activity in our credit loss reserves:

In millions.
Year ended December 31                                      2000         1999
-------------------------------------------------------------------------------
                                                      (unaudited)
Owned Receivables:
Credit loss reserves at January 1                    $   1,470.7   $   1,448.9
Provision for credit losses                              1,564.2       1,407.4
Chargeoffs                                              (1,726.3)     (1,605.7)
Recoveries                                                 136.8         153.9
Other, net                                                 158.5          66.2
-------------------------------------------------------------------------------
Total credit loss reserves for owned receivables
         at December 31                                  1,603.9       1,470.7
-------------------------------------------------------------------------------
Receivables Serviced with Limited Recourse:
Credit loss reserves at January 1                          737.4         656.4
Provision for credit losses                                858.7         653.4
Chargeoffs                                                (727.2)       (611.4)
Recoveries                                                  31.6          29.2
Other, net                                                 100.9           9.8
-------------------------------------------------------------------------------
Total credit loss reserves for receivables serviced
         with limited recourse at December 31            1,001.4         737.4
-------------------------------------------------------------------------------
Total credit loss reserves for managed receivables
         at December 31                              $   2,605.3   $   2,208.1
===============================================================================


4)   Consumer Two-Months-and-Over Contractual Delinquency Ratios

                               2000 Quarter End             1999 Quarter End
                    ------------------------------ ---------------------------
                      4       3      2      1      4       3     2      1
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Managed:
Real estate secured 2.82%   2.96%   2.91%  3.17%  3.34%   3.42%  3.09%  3.36%
Auto finance        2.63    2.25    2.05   1.53   2.44    2.26   1.87   1.74
MasterCard/Visa     2.72    3.28    2.98   3.17   3.46    3.90   3.73   4.69
Private label       9.51    9.95    9.66   9.66   9.30    9.69   8.46   8.00
Other unsecured     8.89    8.41    8.66   9.52   9.83    9.58   9.12   8.62
-----------------------------------------------------------------------------
Total Managed       4.51%   4.75%   4.72%  5.09%  5.45%   5.57%  5.14%  5.22%
=============================================================================
Total Owned         4.71%   4.83%   4.81%  5.25%  5.58%   5.92%  5.28%  5.34%
=============================================================================


5)    Consumer Net Chargeoff Ratios

                       Full                                          Full                                           Full
                       Year        2000 Quarter Annualized           Year        1999 Quarter Annualized            Year
                               ------------------------------                 ------------------------------
                       2000        4        3         2        1     1999         4        3        2        1      1998
-------------------- --------- -------- -------- --------- -------- -------- --------- -------- -------- -------- ---------
Managed:
Real estate secured     .48%      .44%     .44%     .51%      .55%     .56%     .56%       .58%     .62%     .48%    .58%
Auto finance           4.90      5.40     4.56     4.37      5.27     4.96     5.44       4.55     4.41     5.45    5.39
MasterCard/Visa        5.52      5.23     5.07     5.85      6.24     8.04     6.13       7.04     9.24     9.60    6.29
Private label          8.92      8.62     9.16     8.99      8.93     7.50     8.60       7.63     7.24     6.66    6.05
Other unsecured        8.21      7.05     8.17     9.01      8.79     7.51     8.29       8.19     6.27     7.16    7.90
-------------------- --------- -------- -------- --------- -------- -------- --------- -------- -------- -------- ---------
Total Managed          3.93%     3.69%    3.71%    4.07%     4.37%    4.20%    4.25%      4.21%    4.05%    4.30%   4.21%
==================== ========= ======== ======== ========= ======== ======== ========= ======== ======== ======== =========
Total Owned            3.58%     3.23%    3.38%    3.73%     4.09%    3.98%    4.17%      4.00%    3.68%    4.07%   3.89%
==================== ========= ======== ======== ========= ======== ======== ========= ======== ======== ======== =========

6)   Nonperforming Managed Assets

All dollar amounts are stated in millions.
At December 31                                        2000             1999
-----------------------------------------------------------------------------
                                                 (unaudited)
Nonaccrual managed receivables                 $   1,823.4       $   1,610.1
Accruing managed consumer receivables 90
     or more days delinquent                         690.7             605.8
Renegotiated commercial loans                         12.3              12.3
-----------------------------------------------------------------------------
Total nonperforming managed receivables            2,526.4           2,228.2
Real estate owned                                    332.1             266.6
-----------------------------------------------------------------------------
Total nonperforming managed assets             $   2,858.5       $   2,494.8
=============================================================================
Managed credit loss reserves as a percent
     of nonperforming managed receivables            103.1%             99.1%
-----------------------------------------------------------------------------